SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2015, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement will be effective on the dates indicated below. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Core Income Portfolio – Effective February 5, 2016, in the Management subsection, the “Portfolio Manager and Primary Title with Management Firm” table will be deleted in its entirety and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2016

High Yield Bond Portfolio – Effective February 5, 2016, in the Management subsection, the “Portfolio Manager and Primary Title with Management Firm” table will be deleted in its entirety and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2011
C. Robert Boyd, Managing Director and Portfolio Manager	Since 2014

Floating Rate Income Portfolio – Effective February 29, 2016, in the Management subsection, the “Portfolio Manager and Primary Title with Management Firm” table will be deleted in its entirety and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Disclosure Changes to the About Management section

Effective February 5, 2016, in the table for Pacific Asset Management, the subsections for the Core Income Portfolio and High Yield Bond Portfolio will be deleted in their entirety and replaced with the following:

CORE INCOME PORTFOLIO

David Weismiller, CFA	Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the lead portfolio manager for the Core Income Portfolio. As the lead portfolio manager, Mr. Weismiller has final authority over all aspects of the Fund’s portfolio, including security selection, sector allocation and risk positioning. In addition, he covers the chemicals and utilities sectors. Mr. Weismiller has over 17 years of investment experience. He has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA	Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager of Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. He has over 17 years of investment experience. Mr. Marzouk has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Brian M. Robertson, CFA	Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining sectors. He has over 11 years of investment experience. Mr. Robertson has a BA from the University of Michigan.
HIGH YIELD BOND PORTFOLIO

Brian M. Robertson, CFA	Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson also provides research and analysis of investments in the forest products, metals and mining sectors. He has over 11 years of investment experience. Mr. Robertson has a BA from the University of Michigan.

C. Robert Boyd	Managing director of Pacific Asset Management since 2012 and portfolio manager of Pacific Asset Management since 2014. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the gaming, leisure, aircraft and equipment rental sectors. Prior to joining Pacific Asset Management, he was a vice president, credit analyst and bank loan portfolio manager at PIMCO since 1998. He has over 16 years of investment experience, focused on leveraged finance, credit analysis and structured products. Mr. Boyd has a BA from California State University, Long Beach and an MBA from the University of Southern California.

Effective February 29, 2016, in the table for Pacific Asset Management, the subsection for the Floating Rate Income Portfolio will be deleted in its entirety and replaced with the following:

FLOATING RATE INCOME PORTFOLIO

J.P. Leasure	Senior managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing all credit research activities for Pacific Asset Management. He has over 17 years of investment and banking experience. Mr. Leasure has a BA from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA	Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the media cable, wireline and wireless sectors. He has over 17 years of investment experience. Mr. Marzouk has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

Form No. 15-44296-00

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 19, 2015 FOR THE DIVERSIFIED ALTERNATIVES PORTFOLIO

AND DATED MAY 1, 2015 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 19, 2015 for the Diversified Alternatives Portfolio and dated May 1, 2015 for all other Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement will be effective on February 5, 2016. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

INFORMATION ABOUT THE MANAGERS

In the Other Accounts Managed section, under Pacific Asset Management’s portion of the table, all information regarding Michael Long will be deleted.